Exhibit 99.1

Teleflex Incorporated Q3 2007 Financial Results November 1, 2007 Exhibit 99.1

Conference Call Logistics The release, accompanying slides, and replay webcast available online at www.teleflex.com (click on "Investors") Telephone replay available by dialing 888-286-8010 or for international calls, 617-801-6888, pass code number 55450271

Forward-Looking Statements/Additional Notes This presentation and our discussion contain forward-looking information and statements including, but not limited to, such matters as business strategies, market trends, future financial performance, forecast of diluted earnings per share, forecast of cash flow from operations, cost of restructuring actions, gain or loss from divestitures, anticipated revenues, costs and synergies related to acquisitions, and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward-looking statements. Please refer to the Company's SEC filings including its most recent Form 10-K. This presentation includes certain non-GAAP financial measures, which include adjusted operating income, adjusted operating margins, adjusted net income and adjusted earnings per share. These non-GAAP measures exclude the impact of restructuring costs, (gain) loss on sale of assets and a tax adjustment. Reconciliation of those measures to the most comparable GAAP measures is contained within this presentation. Segment operating profit is defined as a segment's revenues reduced by its materials, labor, and other product costs along with the segment's selling, engineering, and administrative expenses and minority interest. Unallocated corporate expenses, restructuring costs, gain or loss on sale of assets, interest income and expense and taxes on income are excluded from the measure. The following slides reflect continuing operations.

Jeff Black Chairman and Chief Executive Officer

Strategic Portfolio Highlights Teleflex Medical Teleflex Commercial Teleflex Aerospace Commercial Announced agreement to divest global automotive and industrial businesses in $560 million cash transaction Medical Expanded Medical business to $1.4 billion with completion of Arrow International acquisition Integration program underway Aerospace Expand global cargo equipment capability with acquisition of Nordisk Aviation Products

Business Portfolio Transition Acquisition of Arrow International Acquisition of Nordisk Divestiture of Auto/Industrial/Fluid businesses

Third Quarter Highlights Positive momentum on portfolio and strategic initiatives Solid revenue and earnings growth Core growth in all segments Strong cash flow from operations Secured financing for Arrow acquisition in line with our original expectations Successful launch of new IT system in North American Medical businesses within budget range Booked two significant orders for new 747-8 freighter aircraft cargo systems Completed closure and consolidation of Aerospace and Power Systems facilities

Third Quarter Business Dynamics Teleflex Medical Teleflex Commercial Teleflex Aerospace Commercial Marine aftermarket/international sales up in down market Acquisition expands rigging services into new markets Downturn in NA truck market impacts APU product lines International truck and bus remain strong Margin pressures in automotive continue Medical European sales up double digits on stronger disposable sales in major markets North American surgical device sales regain some momentum Acquisitions contribute to growth Asia, Canada, Latin America - sales up year over year, registration delays impact China Aerospace Market and order strength continues for cargo systems and repairs Production inefficiencies and mix impact margins

Teleflex Fourth Quarter Objectives Complete automotive and industrial business divestiture Utilize net proceeds from acquisition to pay-down debt Execute on Arrow International integration activities Accelerate regulatory compliance program to respond to Arrow FDA corporate warning letter Realize benefit of restructuring and productivity initiatives in Aerospace Segment Integrate acquisition of Nordisk Aviation Products

Kevin Gordon Executive Vice President and Chief Financial Officer

Financial Highlights From Continuing Operations ($ millions, except per share data) Q3 2007 Nine Mos. 2007 Revenues $656 + 8% 3% Core growth $2,003 + 8% 3% core growth Gross margins 29.5% - 30bps 30.7% + 70bps GAAP income (loss) from continuing operations ($57) DEPS ($1.44) $29 DEPS $0.74 Adjusted operating income $67 -1.1% $221 +13.2% Adjusted operating margins 10.2% - 100 bps 11.0% + 50 bps Adjusted net income from continuing operations $38 DEPS $0.96 +5% $126 DEPS $3.18 +22%

Cash Repatriation and Related Tax Charge Q3 repatriated $197 million in cash to fund Arrow acquisition: Q3'07 cash repatriated $197M Tax cash cost ~$6M Deferred tax asset reduction ~$26M Future requirements to repatriate foreign cash to repay U.S. debt: Deferred tax liability ~$58M Total Q3 tax charge ~$90M

3Q and YTD Cash Flow From Continuing Operations 3 Mos 9 Mos 2006 79.1 200.4 2007 73.7 208 Trailing 12 month operating cash flow of $330 million

Commercial Segment Automotive and Industrial: International truck market strength Automotive seasonally weak Customer price reductions in auto Currency impact in Slovakia Continuing Commercial Businesses: Marine aftermarket and international sales strength Acquisition expands rigging services in new markets Costs related to acquisitions Warranty provision Down cycle in NA truck market

Aerospace Segment Repair Products and Services: Solid sales growth Increase in replacement vs. repairs impacts margins Restructuring/cost savings Cargo Handling: Delivered more wide body cargo systems for production and special freighters Aftermarket spares revenue up Containers/actuators decline Production inefficiencies impact container business margins Cargo systems mix impacts margins

Medical Segment European Markets: Airway Mgmt, urology sales strong in major markets North American Markets: Respiratory care, airway management sales up Some recovery in surgical sales Acquisitions strength Asia, Canada, Latin America: Sales increase but delays in registration in China Successful IT system launch in North America - costs in line with plans Overall improved gross margins and controlled spending

Arrow International - Recent Financial Results Source: Year-to-date May-07 results per Arrow International SEC filings; 3 Mos Aug-07 data per Arrow Management Special charges in 3 Mos Aug-07 relate primarily to costs associated with sale of the business, including professional fees and acceleration of options vesting and severance payments

Final Debt Structure - Post Arrow Acquisition

Outlook Arrow International: 4Q 2007 Integration and other charges create dilutive impact to 4Q 2008 Dilutive on GAAP Basis Arrow margins and overall Medical margins ~ 20% by year end Target synergies of $30 million 2009 Accretive on a GAAP basis Target synergies of $50 to $60 million 2010 Target synergies reaching $70 to $75 million Synergy targets: 80% cost savings, 20% revenue generation Existing Teleflex Businesses: 4Q 2007 Medical continues solid execution Aerospace margins return to double digits; benefits from consolidation and operational improvements; complete acquisition of Nordisk Commercial - weakness in NA truck market impacts auxiliary power units 2008 Guidance for 2008 to be provided in January

Summary Teleflex Medical Teleflex Commercial Teleflex Aerospace Redefining the portfolio to increase margins, reduce cyclicality and market risk Significant progress on strategic initiatives Achievable goals and targets for integration activity Capitalize on global presence, strong brands, established customer base and aftermarket or service opportunities Position Teleflex for future growth and continued expansion in new products and markets

Question and Answer Session

Appendices

Appendix A - Reconciliation of Summary Financial Performance - Q3 2007

Appendix B - Reconciliation of Summary Financial Performance - Year-to-Date 2007

Appendix C - Three Month Summary from Continuing Operations

Appendix D - Year-to-Date Summary from Continuing Operations